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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 8, 1995
                                                        ------------------


                           FUQUA ENTERPRISES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



           DELAWARE                         1-5091                13-1988043
-------------------------------    ------------------------   -----------------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
  incorporation)                                                Identification





 Suite 5000, One Atlantic Center, 1201 West Peachtree Street, Atlanta, GA 30309
 ------------------------------------------------------------------------------
         (Address, including zip code, of principal executive offices)



                                 (404) 815-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 8, 1995, Fuqua Enterprises, Inc. ("Fuqua") consummated the acquisition of all of the outstanding shares of capital stock of Basic American Medical Products, Inc. ("Basic") (the "Acquisition") as contemplated in the Agreement and Plan of Merger, dated as of October 6, 1995, by and among Basic, BA Acquisition Corporation, Fuqua and with respect to Articles 7, 12 and 13 thereof, Gene J. Minotto (the "Merger Agreement"). Fuqua paid the shareholders of Basic approximately $2,500,000 in cash and issued 600,000 shares of Fuqua Common Stock to Gene J. Minotto, the controlling shareholder of Basic (the "Shares"). Fuqua paid the cash from borrowings under its revolving credit facility with SunTrust Bank, Atlanta, as agent for the participant banks in the credit facility. As a result of the Merger, Mr. Minotto owns approximately 13.5% of the outstanding Common Stock of Fuqua. In connection with the Merger, Fuqua entered into a Registration Rights Agreement with Mr. Minotto pursuant to which Fuqua is obligated to effect the registration of the Shares under certain circumstances.

         The purchase price was determined based upon an evaluation of the business of Basic and the results of negotiations conducted by management under the direction and supervision of the Board of Directors.

         Basic, which is now a wholly-owned subsidiary of Fuqua, is a manufacturer and distributor of health care equipment for the acute, long-term and home health care industries. Fuqua intends to use the property, plant and equipment and other physical property purchased in the Acquisition for the same purposes following the consummation of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (a)      Financial Statements of Business Acquired.

                 Fuqua has determined that it is impracticable to provide the required financial statements of Basic prepared in accordance with Regulation S-X with this Report. Fuqua will file the required financial statements by amendment to this Report as soon as practicable but not later than 60 days after this Current Report on Form 8-K must be filed.

                 (b)      Pro Forma Financial Information.

                 Fuqua has determined that it is impracticable to provide the required pro forma financial statements with this Report. Fuqua will file such pro forma financial statements by amendment to this Report as soon as practicable but in no event later than 60 days after this Current Report on Form 8-K must be filed.





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                 (c)      Exhibits.

                                                        EXHIBITS INCORPORATED HEREIN BY REFERENCE
                                                        -----------------------------------------
DESIGNATION OF                                          DOCUMENT WITH WHICH       DESIGNATION OF
EXHIBIT IN THIS                                         EXHIBIT WAS PREVIOUSLY    SUCH EXHIBIT IN
FORM 8-K.          DESCRIPTION OF EXHIBITS              FILED WITH COMMISSION     THAT DOCUMENT
--------           -----------------------              ---------------------     -------------
2                  Agreement and Plan of Merger by      Quarterly Report of       2(a)
                   and among Basic American Medical     Form 10-Q for the
                   Products, Inc., BA Acquisition       quarterly period ended
                   Corporation and Fuqua Enterprises,   September 30, 1995
                   Inc. and with respect to Articles
                   7, 12 and 13 thereof, Gene J.
                   Minotto, dated as of October 6,
                   1995

99.1               Registration Rights Agreement by     Quarterly Report of       10
                   and among Fuqua Enterprises,         Form 10-Q for the
                   Inc. and Gene J. Minotto, dated      quarterly period ended
                   November 8, 1995                     September 30, 1995






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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FUQUA ENTERPRISES, INC.
                                           (Registrant)


                                           By: /s/ Brady W. Mullinax, Jr.
                                               ---------------------------------
                                               Brady W. Mullinax, Jr.,
                                               Vice President-Finance, Treasurer
                                                 and Chief Financial Officer
                                                 (Principal Financial and
Date:  November 20, 1995                         Accounting Officer and
                                                 Executive Officer duly
                                                 authorized to sign on behalf
                                                 of the Registrant)





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